EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NT Media Corp. of California, Inc. (the "Registrant") on Form 10-QSB for the period ending June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ali Moussavi, Principal Executive Officer and Acting Principal Financial Officer of the Registrant, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


                                        /S/ ALI MOUSSAVI
                                        --------------------------------------
Dated:  August 17, 2007                 Ali Moussavi
                                        Principal Executive Officer and Acting
                                        Principal Financial Officer and
                                        Principal Accounting Officer